SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant [X]
Filed by a Party other than the Registrant [    ]

Check the appropriate box:

[X ]  Preliminary Proxy Statement

[  ]  Confidential, for Use of the Commission Only (as permitted by
      Rule 14a-6(e)(2))
[  ]  Definitive Proxy Statement
[  ]  Definitive Additional Materials

[  ]  Soliciting Material Pursuant to Sec. 240.14a-11(c) or
      Sec. 240.14a-12


                 Federated Adjustable Rate U.S. Government Fund, Inc.
                   (Name of Registrant as Specified In Its Charter)


                            Federated Investors, Inc.

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

 [ X] No fee required.
 [    ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

      1. Title of each class of securities to which transaction applies:

      2. Aggregate number of securities to which transaction applies:

      3. Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

      4. Proposed maximum aggregate value of transaction:

      5. Total fee paid:


[ ] Fee paid previously with preliminary proxy materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

      1) Amount Previously Paid:
         ---------------------------------------------------------------
      2) Form, Schedule or Registration Statement No.:
         ---------------------------------------------------------------
      3) Filing Party:
         ---------------------------------------------------------------
      4) Date Filed:
         ---------------------------------------------------------------



KNOW  ALL  PERSONS  BY  THESE  PRESENTS  that the  undersigned  shareholders  of
Federated Adjustable Rate U.S. Government Fund, Inc. (the "Fund"), hereby appoint Heidi E. Balogh, Marjorie B. Sellers, Ann Scanlon, C. Grant Anderson and William Haas or any one of them, true and lawful attorneys, with the power of substitution of each, to vote all shares of the Fund which the undersigned is entitled to vote at the Special Meeting of Shareholders (the "Special Meeting") to be held on August 21, 2000, at 5800 Corporate Drive, Pittsburgh, Pennsylvania, at 2:00 p.m., and at any adjournment thereof.

The attorneys named will vote the shares represented by this proxy in accordance with the choices made on this ballot. If no choice is indicated as to the item, this proxy will be voted affirmatively on the matter. Discretionary authority is hereby conferred as to all other matters as may properly come before the Special Meeting or any adjournment thereof.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF FEDERATED ADJUSTABLE RATE U.S. GOVERNMENT FUND, INC. THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" THE PROPOSAL.

      TO MAKE CHANGES TO THE FUND'S FUNDAMENTAL INVESTMENT OBJECTIVE AND FUNDAMENTAL INVESTMENT POLICY:

(A) TO APPROVE OR DISAPPROVE AMENDING THE FUND'S FUNDAMENTAL INVESTMENT OBJECTIVE TO PROVIDE AS FOLLOWS: "THE FUND'S INVESTMENT OBJECTIVE IS TO PROVIDE TOTAL RETURN;" AND

                        FOR               [   ]
                        AGAINST           [   ]
                        ABSTAIN           [   ]


      (B) TO APPROVE OR DISAPPROVE AMENDING, AND TO MAKE NON-FUNDAMENTAL, THE FUND'S INVESTMENT POLICY REGARDING ACCEPTABLE INVESTMENTS TO PROVIDE AS FOLLOWS: "THE FUND PURSUES ITS OBJECTIVE BY INVESTING ITS ASSETS IN U.S. GOVERNMENT AND AGENCY SECURITIES, INCLUDING MORTGAGE BACKED SECURITIES."

                        FOR               [   ]
                        AGAINST           [   ]
                        ABSTAIN           [   ]




                                                YOUR VOTE IS IMPORTANT Please
                                                complete, sign and return this
                                                card as soon as possible.


                                                Dated


                                                Signature


                                                Signature (Joint Owners)


Please sign this proxy exactly as your name appears on the books of the Company. Joint owners should each sign personally. Directors and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.

      YOU MAY ALSO VOTE YOUR SHARES BY TOUCHTONE PHONE BY CALLING 1-800-690-6903, OR THROUGH THE INTERNET AT
                     WWW.PROXYVOTE.COM.

Federated Adjustable Rate U.S. Government Fund, Inc.


PROXY STATEMENT - PLEASE VOTE!

TIME IS OF THE ESSENCE. . .VOTING ONLY TAKES A FEW MINUTES AND YOUR PARTICIPATION IS IMPORTANT! ACT NOW TO HELP THE FUND AVOID ADDITIONAL EXPENSE.

Federated Adjustable Rate U.S. Government Fund, Inc., (the "Fund") will hold an annual meeting of shareholders on August 21, 2000. It is important for you to vote on the issues described in this Proxy Statement. We recommend that you read the Proxy Statement in its entirety; the explanations will help you to decide on the issues.

Following is an introduction to the process and the proposals.

WHY AM I BEING ASKED TO VOTE?

Mutual funds are required to obtain shareholders' votes for certain types of changes, like those included in this Proxy Statement. You have a right to vote on these changes.

HOW DO I VOTE MY SHARES?

You may vote by telephone at 1-800-690-6903, or through the Internet at WWW.PROXYVOTE.COM. You may also vote in person at the meeting or complete and return the enclosed Proxy Card. If you:

1. choose to help save the Fund time and postage costs by voting through the Internet or by telephone, please don't return your Proxy Card.

2. do not respond at all, we may contact you by telephone to request that you cast your vote.

3. sign and return the Proxy Card without indicating a preference, your vote will be cast "for" both proposals.

WHAT ARE THE ISSUES?

The proposals include a change to the Fund's investment objective and fundamental investment policy.

WHY IS THE FUND'S "INVESTMENT OBJECTIVE" BEING CHANGED?

The Fund's adviser has determined that pursuing the current investment objective -- to provide current income -- by investing at least 65% of its assets in adjustable rate U.S. government securities ("ARMS") is no longer in the best interest of the Fund and its shareholders. The liquidity of ARMS has decreased and demand in the market has declined.

HOW IS THE FUND'S "INVESTMENT OBJECTIVE" BEING CHANGED?

The Fund will pursue a new investment objective -- to provide total return. The Fund will be restructured as a short duration U.S. government fund investing in all forms of U.S. government and agency obligations, including mortgage backed securities.

WHY IS THE FUND'S "FUNDAMENTAL POLICY" BEING CHANGED?

Every mutual fund has certain investment policies that can be changed only with the approval of its shareholders. These are referred to as "fundamental" investment policies.

In some cases, these policies were adopted to reflect regulatory, business, or industry conditions that no longer exist or no longer are necessary. In other cases, advances in the securities markets and the economy have created different procedures and techniques that affect the Fund's operations.

By amending the "fundamental policy," the Fund may be able to minimize the costs and delays associated with frequent shareholder meetings. Also, the investment adviser's ability to manage the Fund's assets may be enhanced and investment opportunities increased.

Federated is a conservative money manager. Our highly trained professionals are dedicated to making investment decisions in the best interest of the Fund and its shareholders. The Board believes that the proposed changes will be applied responsibly by the Fund's investment adviser.

     After careful consideration, the Board of Directors has unanimously approved these proposals. The Board recommends that you read the enclosed materials carefully and vote FOR all proposals.

                 FEDERATED ADJUSTABLE RATE U.S. GOVERNMENT FUND, INC.

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

                           TO BE HELD AUGUST 21, 2000

     A special meeting of the shareholders of Federated Adjustable Rate U.S. Government Fund, Inc. (the "Fund") will be held at 5800 Corporate Drive, Pittsburgh, Pennsylvania 15237-7000, at 2:00 p.m. (Eastern time), on August 21, 2000 to consider proposals:

(1) To make changes to the Fund's fundamental investment objective and fundamental investment policy:

     (a) To amend the Fund's fundamental investment objective to provide as follows: "The Fund's investment objective is to provide total return;" and

      (b) To amend, and make non-fundamental, the Fund's investment policy regarding acceptable investments to provide as follows: "The Fund pursues its objective by investing its assets in U.S. government and government agency securities, including mortgage backed securities."

      To transact such other business as may properly come before the meeting or any adjournment thereof.

The Board of Directors has fixed June 22, 2000 as the record date for determination of shareholders entitled to vote at the meeting.

                                    By Order of the Board of Directors,


                                John W. McGonigle

                                    Secretary

June 22, 2000

YOU CAN HELP THE FUND AVOID THE NECESSITY AND EXPENSE OF SENDING FOLLOW-UP LETTERS TO ENSURE A QUORUM BY PROMPTLY SIGNING AND RETURNING THE ENCLOSED PROXY. IF YOU ARE UNABLE TO ATTEND THE MEETING, PLEASE MARK, SIGN, DATE AND RETURN THE ENCLOSED PROXY SO THAT THE NECESSARY QUORUM MAY BE REPRESENTED AT THE SPECIAL MEETING. THE ENCLOSED ENVELOPE REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES.

                                TABLE OF CONTENTS

ABOUT THE PROXY SOLICITATION AND THE SPECIAL MEETING.................

APPROVAL  OF  CHANGES  TO  THE  FUND'S  FUNDAMENTAL   INVESTMENT  OBJECTIVE  AND
FUNDAMENTAL                                                           INVESTMENT
POLICY.................................................................


INFORMATION ABOUT THE FUND...........................................

PROXIES, QUORUM AND VOTING AT THE SPECIAL MEETING....................

OTHER MATTERS AND DISCRETION OF ATTORNEYS NAMED IN THE PROXY.........
PRELIMINARY PROXY STATEMENT

                 FEDERATED ADJUSTABLE RATE U.S. GOVERNMENT FUND, INC.
                            Federated Investors Funds

                              5800 Corporate Drive

                            Pittsburgh, PA 15237-7000

ABOUT THE PROXY SOLICITATION AND THE SPECIAL MEETING

      The enclosed proxy is solicited on behalf of the Board of Directors of the Fund (the "Board" or "Directors"). The proxies will be voted at the special meeting of shareholders of the Fund to be held on August 21, 2000, at 5800 Corporate Drive, Pittsburgh, Pennsylvania 15237-7000, at 2:00 p.m. (such special meeting and any adjournment or postponement thereof are referred to as the "Special Meeting").

      The cost of the solicitation, including the printing and mailing of proxy materials, will be borne by the Fund. In addition to solicitations through the mail, proxies may be solicited by officers, employees, and agents of the Fund or, if necessary, a communications firm retained for this purpose. Such solicitations may be by telephone, telegraph, or otherwise. Any telephonic solicitations will follow procedures designed to ensure accuracy and prevent fraud, including requiring identifying shareholder information, recording the shareholder's instructions, and confirming to the shareholder after the fact. Shareholders who communicate proxies by telephone or by other electronic means have the same power and authority to issue, revoke, or otherwise change their voting instruction as shareholders submitting proxies in written form. The Fund may reimburse custodians, nominees, and fiduciaries for the reasonable costs incurred by them in connection with forwarding solicitation materials to the beneficial owners of shares held of record by such persons.

      The Board has reviewed the proposed changes recommended in the investment objective and policy of the Fund, and has approved them, subject to shareholder approval. The purposes of the Special Meeting are set forth in the accompanying Notice. The Directors know of no business other than that mentioned in the Notice that will be presented for consideration at the Special Meeting. Should other business properly be brought before the Special Meeting, proxies will be voted in accordance with the best judgment of the persons named as proxies. This proxy statement and the enclosed proxy card are expected to be mailed on or about July 5, 2000, to shareholders of record at the close of business on June 22, 2000 (the "Record Date"). On the Record Date, the Fund had outstanding shares of common stock.

      The Fund's annual report, which includes audited financial statements for the fiscal year ended February 29, 2000, has been previously mailed to shareholders on May 1, 2000. Requests for an annual report may be made in writing to the Fund's principal executive offices, which are located at Federated Investors Funds, 5800 Corporate Drive, Pittsburgh, Pennsylvania 15237-7000, or by calling toll free 1-800-341-7400.

                        APPROVAL OF CHANGES TO THE FUND'S

          FUNDAMENTAL INVESTMENT OBJECTIVE AND FUNDAMENTAL INVESTMENT POLICY

INTRODUCTION TO PROPOSAL

      The Fund's investment objective is "to provide current income with volatility of principal which is lower than investment companies investing primarily in fixed rate mortgage securities." The Fund currently pursues its investment objective by investing, as a fundamental policy (the "Fundamental Policy"), at least 65% of its assets in adjustable rate U.S. government mortgage backed securities ("ARMs").

      At its regular meeting held May 17, 2000, the Board of Directors of the Fund approved a change to the Fund's fundamental investment objective to "provide total return." To achieve the new objective, the Board of Directors further approved changing the Fundamental Policy to "investing its assets in U.S. government and government agency securities, including mortgage backed securities." In addition, the Board of Directors approved reclassifying the Fundamental Policy as non-fundamental. A reclassification would mean that the policy could be changed in the future by the Directors without shareholder approval.

      The investment changes were made to reflect the adviser's determination that investment in ARMs, as a primary investment strategy, is not viable. ARMs have experienced reduced liquidity, as retail demand for ARMs has virtually disappeared. Also, dealer commitment to make a market in ARMs has decidedly decreased. Accordingly, the Fund's adviser has determined to restructure the Fund as a short duration U.S. government fund, enabling the Fund to hold all forms of U.S. government and agency obligations (including mortgage backed securities), and not merely ARMs. In addition, the adviser will attempt to minimize volatility of principal of the Fund by seeking to manage the Fund's duration to within 20% of the duration of the Merrill Lynch 1-3 Year Treasury Index. Consistent with the foregoing, the Fund will change its name to "Federated Limited Duration Government Fund."

      In order to implement this restructuring, it will be necessary to revise the Fund's investment objective. The adviser believes that a broad objective is advisable to allow the adviser sufficient flexibility to adjust the Fund's investment policies to conform to future changes in the marketplace. Accordingly, the adviser recommends adoption of the following fundamental investment objective: "The Fund's investment objective is to provide total return." The Fund's total return will consist of two components: (1) changes in the market value of its portfolio securities (both realized and unrealized appreciation); and (2) income from its portfolio of securities. The Fund's adviser expects that income will comprise the largest component of its total return. The adviser will seek to provide the appreciation component of total return by selecting those securities whose prices will, in the opinion of the adviser, benefit from anticipated changes in economic and market conditions.

      In addition, it will be necessary to change the Fund's current fundamental investment policy to provide that the Fund will pursue its investment policy by investing in all forms of U.S. government and agency obligations, including mortgage backed securities, rather than investing primarily in adjustable rate U.S. government mortgage backed securities. The adviser also believes that the investment policy should be changed to non-fundamental from fundamental to minimize the costs and delays associated with holding future shareholder meetings to revise a fundamental policy that may become outdated or inappropriate. Accordingly, the Adviser recommends adoption of the following non-fundamental investment policy: "The Fund pursues its objective by investing its assets in U.S. government and agency securities, including mortgage backed securities."

      Because the proposals to change the Fund's fundamental investment objective, and to change the Funds fundamental investment policy, are interrelated and neither proposal could be implemented independently of the other proposal, the proposals are being presented to shareholders as a single proposal. In the event that the proposed changes to the Funds fundamental investment objective and fundamental investment policy are not approved by shareholders, the Fund's fundamental investment objective and fundamental investment policy shall remain as they are presently in the Fund's prospectus and the Board of Directors will consider what action, if any, should be taken.

                  THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS

                              VOTE FOR THE PROPOSAL

                           INFORMATION ABOUT THE FUND

PROXIES, QUORUM AND VOTING AT THE SPECIAL MEETING

      The favorable vote of: (a) the holders of 67% or more of the outstanding voting securities present at the Special Meeting, if the holders of 50% or more of the outstanding voting securities of the Fund are present or represented by proxy; or (b) the vote of the holders of more than 50% of the outstanding voting securities, whichever is less, is required to approve the proposed changes to the Funds fundamental investment objective and fundamental investment policy.

      Only shareholders of record on the Record Date will be entitled to vote at the Special Meeting. Each share of the Fund is entitled to one vote. Fractional shares are entitled to proportionate shares of one vote.

      Any person giving a proxy has the power to revoke it any time prior to its exercise by executing a superseding proxy or by submitting a written notice of revocation to the Secretary of the Fund. In addition, although mere attendance at the Special Meeting will not revoke a proxy, a shareholder present at the Special Meeting may withdraw his or her proxy and vote in person. All properly executed and unrevoked proxies received in time for the Special Meeting will be voted in accordance with the instructions contained in the proxies. IF NO INSTRUCTION IS GIVEN ON THE PROXY, THE PERSONS NAMED AS PROXIES WILL VOTE THE SHARES REPRESENTED THEREBY IN FAVOR OF THE MATTERS SET FORTH IN THE ATTACHED NOTICE.

      In order to hold the Special Meeting, a "quorum" of shareholders must be present. Holders of a majority of the total number of outstanding shares of the Fund, present in person or by proxy, shall be required to constitute a quorum for the purpose of voting on the proposals made.

      For purposes of determining a quorum for transacting business at the Special Meeting, abstentions and broker "non-votes" (that is, proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other persons entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have discretionary power) will be treated as shares that are PRESENT but which have not been VOTED. For this reason, abstentions and broker non-votes will have the effect of a "no" vote for purposes of obtaining the requisite approval of some of the proposals.

      If a quorum is not present, the persons named as proxies may vote those proxies that have been received to adjourn the Special Meeting to a later date. In the event that a quorum is present but sufficient votes in favor of one or more of the proposals have not been received, the persons named as proxies may propose one or more adjournments of the Special Meeting to permit further solicitations of proxies with respect to such proposal(s). All such adjournments will require the affirmative vote of a majority of the shares present in person or by proxy at the session of the Special Meeting to be adjourned. The persons named as proxies will vote AGAINST any such adjournment those proxies that they are required to vote against the proposal, and will vote in FAVOR of such an adjournment all other proxies that they are authorized to vote. A shareholder vote may be taken on the proposals in this proxy statement prior to any such adjournment if sufficient votes have been received for approval.

                    OTHER MATTERS AND DISCRETION OF ATTORNEYS NAMED

                                  IN THE PROXY

      The Fund is not required, and does not intend, to hold regular annual meetings of shareholders. Shareholders wishing to submit proposals for consideration for inclusion in a proxy statement for the next meeting of shareholders should send their written proposals to Federated Adjustable Rate U.S. Government Fund, Inc., Federated Investors Funds, 5800 Corporate Drive, Pittsburgh, Pennsylvania 15237-7000, so that they are received within a reasonable time before any such meeting.

      No business other than the matters described above is expected to come before the Special Meeting, but should any other matter requiring a vote of shareholders arise, including any question as to an adjournment or postponement of the Special Meeting, the persons named on the enclosed proxy card will vote on such matters according to their best judgment in the interests of the Fund.

SHAREHOLDERS ARE REQUESTED TO COMPLETE, DATE AND SIGN THE ENCLOSED PROXY CARD AND RETURN IT IN THE ENCLOSED ENVELOPE, WHICH NEEDS NO POSTAGE IF MAILED IN THE UNITED STATES.

                                             By Order of the Board of Directors,

                                                               John W. McGonigle
                                                                       Secretary

June 22, 2000
                 FEDERATED ADJUSTABLE RATE U.S. GOVERNMENT FUND, INC.

INVESTMENT ADVISER

FEDERATED INVESTMENT MANAGEMENT COMPANY

Federated Investors Tower
Pittsburgh, Pennsylvania  15222-3779

DISTRIBUTOR

FEDERATED SECURITIES CORP.

Federated Investors Tower
Pittsburgh, Pennsylvania  15222-3779

ADMINISTRATOR

FEDERATED SERVICES COMPANY

Federated Investors Tower
Pittsburgh, Pennsylvania  15222-3779